W: moonlaketx.com | E: info@moonlaketx.com© 2023 | Proprietary | MoonLake TX MoonLake Immunotherapeutics R&D Day Webcast Presentation Document – Results MIRA trial June 26th 2023

Welcome to our R&D Day

MoonLake

Cowen conference (March 6-8)	AAD (March 18)	10-K filing (March 20)	HCW & Guggenheim meetings (Mar 30/Apr 5-6)	Capital Markets Day (April 19)	Kempen conference (April 25-26)	10-Q + S3 filing (Mid- May)	EULAR (May 31-Jun 3)	AGM (Jun 7)	Jefferies conference (Jun 7-9)	HS data R&D Day (today)

Date: June 26th, 2023
Time: 8am EDT
Location: Webcast



Next-Level Therapies
To Elevate Care
in Inflammatory Diseases
MoonLake
moonlaketx.com
Nasdaq

Topic	Sub-topics	Lead	Timing
Intro	- Key messages	Jorge Santos da Silva	5 mins
HS – MIRA trial Primary Endpoint Readout	- MIRA's pivotal profile, incl. baseline - Efficacy data at primary endpoint - Safety data & other secondaries - Discussing what it means for HS & Derm	Kristian Reich	30 mins
Moving Forward	- Conclusions - Overall value of MLTX - Path forward	Jorge Santos da Silva	10 mins
Q&A		Matthias Bodenstedt	To end

Source: MoonLake Corporate

© 2023 | Proprietary | MoonLake TX

2

© 2023 | Proprietary | MoonLake TXSource: Instructions for this session MoonLake Corporate 3 Please take note of the disclaimer on the following page You can submit your questions through the Q&A function in the bottom left – questions are only visible to the moderators – we will address as many questions as possible at the end of this session For any technical issues during the webcast, please also use the Q&A function to request support The presentation and a replay will be made available on our IR website Other requests should be directed to ir@moonlaketx.com or media@moonlaketx.com

Source: © 2023 | Proprietary | MoonLake TXMoonLake Corporate 4 Disclaimer Forward Looking Statements Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: plans for clinical trials and research and development programs; the anticipated timing of the results from those trials; and expectations regarding the time period over which our capital resources will be sufficient to fund our anticipated operations. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate”, “believe”, continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “ strive”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that such statement is not forward looking. Forward-looking statements are based on current expectations and assumptions that, while we and our management consider reasonable, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with our business in general and limited operating history, difficulty enrolling patients in clinical trials, and reliance on third parties to conduct and support our clinical trials, and the other risks described in or incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent filings with the Securities and Exchange Commission. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. We neither undertake nor accept any duty to release publicly any updates or revisions to any forward-looking statements to reflect any change in our expectations or in the events, conditions or circumstances on which any such statement is based. This presentation does not purport to summarize all of the conditions, risks and other attributes of MoonLake Immunotherapeutics. Industry and Market Data Certain information contained in this presentation relates to or is based on studies, publications, surveys and our own internal estimates and research. In this presentation, we rely on, and refer to, publicly available information and statistics regarding market participants in the sector in which we compete and other industry data. Any comparison of us to any other entity assumes the reliability of the information available to us. We obtained this information and statistics from third-party sources, including reports by market research firms and company filings. In addition, all of the market data included in this presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our internal research is reliable, such research has not been verified by any independent source and we have not independently verified the information. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

© 2023 | Proprietary | MoonLake TX Introduction 5

Source: © 2023 | Proprietary | MoonLake TXMoonLake Corporate 6 Guidance: Meet or beat Bimekizumab on HiSCR75 end of June Bimekizumab (Bimzelx) Adalimumab (Humira) Secukinumab (Cosentyx) 15 (22) Primary Analysis Sonelokimab (SLK) ITT-mNRI (All-ABX) (mNRI-HS-ABX) ITT-NRI ITT-NRI (+ITT-mNRI) ITT-mNRI 1 2 3 HiSCR75 (Delta of best dose to PLC, ppt)1 Trial A Trial B 20 (23) 11 21 - - 17.5 (22.5) 16 > 20 + BE HEARD I BE HEARD II PIONEER I PIONEER II SUNSHINE SUNRISE Other expectations: Monthly Dosing + Higher Primary Endpoint ? No new safety signals ? Lower Thrush (Candida) - Note: Data is not based on Head-to-Head comparisons. 1 HiSCR75 response for best dose and placebo, respectively: Bimekizumab (320mg Q2W/Q2W), 40% and 18% (BE HEARD I), 39% and 16% (BE HEARD II); Adalimumab (40 mg), 25% and 14% (Pioneer I), 35% and 14% (Pioneer II); Secukinumab, no HiSCR75 responses available Average WEEK 12 WEEK 12 WEEK 16 MIRA

The key messages

MoonLake

MLTX's MIRA trial is a SUCCESS – Setting a new bar in HS

- HiSCR75 at wk 12 primary end point met – *first time ever, "Beat" scenario, landmark data*
- Other end points met at wk 12, early wk16 data promising – *impact of SLK for HS patients is clear*
- No new safety signals – *continued favorable safety profile*

MLTX's SLK Nanobody® opens a new era in therapy

- SLK reaches high clinical goals deep in tissue, with its unique MoA
- Our view: SLK now leading asset in HS, a multi-bn market ($10bn+)
- Remember: leading efficacy/safety in PsO ($25bn+)
- And: PsA trial progressing well and we believe trial de-risked (~$10bn)

MLTX becomes a leader in I&I

- Soon Ph3-ready in 3+ TAs – planning launch in 2027 with price first in HS
- A wealth of potential indications to further pursue ($30bn+)
- Solid financial position allows Phase 3 to be prepared on MLTX's terms

Source: MoonLake Corporate

© 2023 | Proprietary | MoonLake TX

7

© 2023 | Proprietary | MoonLake TX MIRA Trial Results 8

Today's focus is on HS, a devastating and high prevalence disease

MoonLake

Blockage of aprocrine glands…



Sweat pore
Hair follicle
Eccrine sweat gland
Apocrine sweat gland

(essentially an "apocrinitis")

…creates deep tissue lesions…



H&E
Nodules
Tunnel
DAPI/Ki-67

(vicious circle between IL-17 release and keratinocyte proliferation and activation)

…rich in IL-17F…



IL17F/CD3/DAPI

…and causing devastating damage



Market size

2%+ Global prevalence

7 avg # of years to diagnosis, globally

10+ USD billion sales by 2035

Unmet Needs

1 Drug approved (Humira)

50% Improvement for half of pts only

Picture from https://plasticsurgerykey.com/the-folliculopilosebaceous-unit-the-normal-fpsu/; Accessed December 2022; von Laffert M et al. Br J Dermatol 164:367-71, 2011; Navrazhina K, et al. J Allergy Clin Immunol 2021;147:2213–24

Source: MoonLake Corporate

© 2023 | Proprietary | MoonLake TX
9

The MIRA trial in HS has the design of a pivotal study

MoonLake


Screening
(up to 4 weeks)
Placebo-controlled period
Active reference (no H2H)
Placebo/active reference crossover
Safety
follow-up
Group 1
(n=60)
Sonelokimab 240 mg: Weeks 0, 2, 4, 6, 8, then Q4W
Group 2
(n=60)
Sonelokimab 120 mg: Weeks 0, 2, 4, 6, 8, then Q4W
R1
Group 3
(n=60)
Placebo
Sonelokimab 240 mg:
Weeks 12, 14, 16, 18, 20, then Q4W
Sonelokimab 120 mg:
Weeks 12, 14, 16, 18, 20, then Q4W
Group 4
(n=30)
Adalimumab 160 mg Week 0,
then 80 mg Q2W (reference arm)
Sonelokimab 240 mg:
Weeks 12, 14, 16, 18, 20, then Q4W
Week 0
4
8
12
16
20
24
PE: HiSCR75
2° EP
2° EP
Focus of today's
results

Key design elements of MIRA

- Global study (North America and Europe) with approx. 60 sites
- Double-blind, placebo-controlled, active reference arm
- N=234 patients randomized
- Moderate-to-severe HS (≥ 5 lesions, Hurley 2 and 3, previous biologic use)
- HiSCR75 as primary endpoint
- ITT-NRI as primary analysis, secondary analyses include mNRI, logistic regression with MI, as observed
- Antibiotic use for HS imputed as NR
- Stratification for Hurley stage and previous biologic use

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX
10

Key MIRA design elements are comparable to pivotal HS trials

MoonLake

Study element	PIONEER I / II[1] (Humira®)	SUNSHINE/ SUNRISE[2] (Cosentyx®)	BE HEARDI / II[3] (Bimzelx®)	MIRA (Sonelokimab)
Stage	Phase 3	Phase 3	Phase 3	**Phase 2**
Size	n=307 / n=326	n=541 / n=543	n=505 / n=509	**n=234**
Design	R, DB, PC	R, DB, PC	R, DB, PC	**R, DB, PC (AR)**
Dose arms	1 ADA, placebo	2 SEC, placebo	3 BKZ, placebo	**2 SLK, placebo (ADA)**
Key inclusion criteria - Baseline AN count - Hurley stage	≥3 II and III	≥5 I, II and III	≥5 II and III	**≥5** **II and III**
Primary endpoint	HiSCR50 W12	HiSCR50 W16	HiSCR50 W16	**HiSCR75 W12**
Stratification	Hurley stage and concomitant ABX (PII)	Region, concomitant ABX, and body weight	Hurley stage and concomitant ABX	**Hurley stage and prior biologic use**
Primary analysis	ITT-NRI Cochran-Mantel-Haenszel[a]	ITT-mNRI (MI) Logistic regression[b] (Hurley stage, baseline AN)	ITT-mNRI (MI) Logistic regression[a]	**ITT-NRI** **Cochran-Mantel-Haenszel[a]**
Previous biologic use	not allowed	allowed	allowed	**allowed**
Concomitant ABX	not allowed / allowed	allowed	allowed	**allowed**
Handling of new ABX - any ABX - for HS	included NRI	included Data handling rules[c]	NRI (2° included)[d] NRI	**incl.** **NRI**

Notes: [a]including the stratification factors; [b]including the stratification factors and other covariates; [c]only NRI if AN count ≥50% compared to baseline; [d]primary analysis mNRI ALL-ABX, secondary analysis mNRI HS-ABX; A=abscess, ABX=antibiotics, AR=active reference, DB=double-blind, DT=draining tunnel, ITT=intention-to-treat, PC=placebo-controlled, N=nodule, NRI=non-responder imputation, mNRI=modified NRI (only patients with missing data due to lack of efficacy or safety), R=randomized

1 Kimball AB, et al. N Engl J Med. 2016; 375:422-34; 2 Kimball AB, et al. Lancet. 2023; 401:747-7613; 3 Kimball AB et al. Late-breaker AAD 2023

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX 11

Source: © 2023 | Proprietary | MoonLake TXMoonLake Clinical Current status of patient exposure & disposition of the MIRA trial Disposition Patient exposure 12 318 Screened 84 screen failed 234 Rando- mized 68 Placebo 67 Sonelokimab 120mg 66 Sonelokimab 240mg 33 Adalimumab (reference arm) Completed: 63 Completed: 63 Completed: 64 Completed: 32 Discontinued (5)1 Discontinued (4)2 Discontinued (2)3 Discontinued (1)4 Notes: Exposure on 20 June 2023 (MoonLake Data on File); AE =Adverse Event, Phy Dec = Physician Decision, Wdw by S = Withdrawal by Subject, Prot. Viol = Protocol Violation; Completed = received the study treatment at Week 10 or a later visit; 1 AE (1), Phy Dec. (1), Wdw by S (2), Prot. Viol (1) 2 Lost to FU (1), Phy Dec. (1), Wdw by S (2) 3 Lost to FU (1), Wdw by S (1) 4 Prot. Viol (1) Part B, 24 week data plus FU (Q4 2023) Baseline Primary endpoint (Focus of today’s results) End of treatment Safety FU N=12/234 pts dropped before wk 12 All patients through week 18

Source: © 2023 | Proprietary | MoonLake TXMoonLake Clinical 13 The MIRA baseline characteristics are comparable to pivotal HS trials Patient characteristic PIONEER I / II1 SUNSHINE / SUNRISE2 BE HEARD I / II3 MIRA Age (years), mean 34.9 – 37.8 35.5 – 37.3 36.7 / 36.6 37.6 Gender, female, % 59.5 – 69.3 54 – 57 63.0 / 50.7 59.8 Race, White, % 75.8 – 87.7 74 – 81 77.8 / 81.5 85.0 BMI, kg/m2, mean 31.3 – 34.5 31.4 – 32.8 33.8 / 32.3 33.7 Smoking, current, % 52.9 – 67.3 50 – 58 43.0 / 48.1 46.6 Duration of HS, years, mean 8.8 – 9.9 6.6 – 8.2 9.0 / 7.0 8.5 Lesions, mean - AN count - DT 10.7 – 14.4 3.0 – 4.6 12.6 – 13.9 3.2 – 3.6 16 / 16.5 3.8 / 3.4 14.0 3.5 Hurley stage, % - I - II - III 0 52.3 – 54.6 45.4 – 47.7 2 – 6 51 – 60 28 – 46 0 50.3 / 61.1 49.7 / 38.9 0 63.7 36.3 DLQI, mean 14.1 – 16.3 not given 12.0 / 10.8 12.0 Prior biologic use, % 0 20 - 26 25.0 / 13.2 17.5 Concomitant ABX use, % 0 / 19 10 - 14 7.9 / 9.0 10.7 1 Kimball AB, et al. N Engl J Med. 2016; 375:422-34; 2 Kimball AB, et al. Lancet. 2023; 401:747-7613; 3 Kimball AB et al. Late-breaker AAD 2023; Data based on MoonLake Clinical Data on file

Source: © 2023 | Proprietary | MoonLake TXMoonLake Clinical 14 All arms of the MIRA trial are well balanced Patient characteristics Overall MIRA (n=234) Placebo (n=68) Sonelokimab 120mg (n=67) Sonelokimab 240mg (n=66) Adalimumab (n=33) Age, yrs, mean (SD) 37.6 39.3 (13.1) 37.6 (10.5) 36.2 (11.6) 37.1 (10.6) Gender, female, n (%) 59.8 36 (52.9%) 42 (62.7%) 42 (63.6%) 20 (60.6%) Race, White, n (%) 85.0 59 (86.8%) 57 (85.1%) 54 (81.8%) 29 (87.9%) BMI, kg/m2, mean (SD) 33.7 32.7 (7.2) 35.0 (7.8) 33.5 (6.8) 33.9 (8.4) Smoking, current, n (%) 46.6 37 (54.4%) 26 (38.8%) 29 (43.9%) 17 (51.5%) Duration of HS, yrs, mean (SD) 8.5 8.3 (8.5) 8.8 (8.7) 8.4 (8.3) 8.3 (8.4) 14.0 3.5 14.6 (11.6) 3.7 (3.4) 14.5 (11.9) 3.7 (4.4) 12.3 (8.8) 2.9 (3.4) 15.2 (13.4) 3.6 (3.9) Lesions, mean (SD) - AN count - DT Hurley stage, % - I - II - III 0 63.7 36.3 0 (0%) 42 (61.8%) 26 (38.2%) 0 (0%) 44 (65.7%) 23 (34.3%) 0 (0%) 42 (63.6%) 24 (36.4%) 0 (%) 21 (63.6%) 12 (36.4%) DLQI, mean (SD) 12.0 10.8 (6.4) 12.3 (6.7) 12.7 (6.9) 12.8 (7.0) Prior biologic use, n (%) 17.5 12 (17.6%) 13 (19.4%) 12 (18.2%) 4 (12.1%) Concomitant ABX use, n, (%) 10.7 5 ( 7.4%) 9 (13.4%) 8 (12.1%) 3 ( 9.1%) Main arms Active reference

SLK reaches the **highest** scores vs other molecules, including in **HiSCR75**

MoonLake

HiSCR75 delta to PLC (Primary endpoint for SLK)

Percent delta for best doses, primary analysis



*p=0.0002
29
31
(week 16)²
SLK performs **better than BKZ**, already at week 12
18
16
13
n.d.
n.d.
SLK
BKZ
ADA
POV
UPA
SEC
Key elements
Wk 12
120 mg
(NRI)
Wk 16
320mg
(mNRI, All-Abx)
Wk 12
40mg
(NRI)
Wk 16
75mg
(mNRI)
Wk 12
30mg
(mNRI)
Wk 16
300mg
(mNRI)

HiSCR50 delta to PLC (Primary endpoint for others[1])

Percent delta for best doses, primary analysis



* p<0.0001
38
SLK performs **better than others**, already at HiSCR50
19
24
17
15
11
SLK
BKZ
ADA
POV
UPA
SEC
Wk 12
120 mg
(NRI)
Wk 16
320mg
(mNRI, All-Abx)
Wk 12
40mg
(NRI)
Wk 16
75mg
(mNRI)
Wk 12
30mg
(mNRI)
Wk 16
300mg
(mNRI)

Note: This is a comparison across trials, with inherent limitations. No head-to-head trials. 1 POV used mean AN count reduction as primary endpoint 2 Estimation of HiSCR75 delta to PLC at wk 16 using the avg. response of the 2 crossed-over groups from PLC to SLK doses at wk 12 (PLC plateaus already from week 8) and the wk 16 response for the 120mg arm; PLC, Placebo; SLK, Sonelokimab (MIRA study); BKZ, Bimekizumab (pooled BE HEARD I/II); ADA, Adalimumab (pooled PIONEER I/II); POV, Povorcitinib (NCT04476043); UPA, Upadacitinib (NCT04430855); SEC, Secukinumab (pooled SUNRISE/SUNSHINE)

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX

15

Source: © 2023 | Proprietary | MoonLake TX 27.9 65.7 0 10 20 30 40 50 60 70 0 2 4 6 8 10 12 16 MoonLake Clinical 16 SLK reaches high response rates across all HiSCR endpoints 14.7 43.3 0 10 20 30 40 50 0 2 4 6 8 10 12 16 7.4 22.4 0 10 20 30 0 2 4 6 8 10 12 16 HiSCR75 response (Primary endpoint) Percent (%) pts reaching score, ITT-NRI HiSCR50 response Percent (%) pts reaching score, ITT-NRI HiSCR90 response Percent (%) pts reaching score, ITT-NRI Weeks Weeks Weeks Both doses perform similarly well, depending on treatment goal, time point etc. – the Psoriasis dose (SLK 120mg) is sufficient to rapidly achieve highest scores in HS, emphasizing the likely size advantage of SLK over other molecules including BKZ 1 Week16 data for PLC arm crossed over to SLK 120mg or 240mg; data not yet formally validated *, ** multiplicity-controlled p-values and † nominal p-value from a Cochran-Mantel-Haenszel test stratified by Hurley Stage and prior biologic use 1 1 1 * ** * p=0.0002 * * p=0.0068 * p<0.0001 * * p=0.0033 † p=0.013 * † ** PLC arm crossed-over to SLK PLC arm crossed-over to SLK PLC arm crossed-over to SLK PLC SLK 120mg SLK 240mg PLC -to- SLK cross-over

Source: © 2023 | Proprietary | MoonLake TXMoonLake Clinical 17 SLK significantly improves IHS4 and changes morphology of tunnels IHS4 adjusted mean change Percent (%) change from baseline over time, ITT 1 IHS4 score is calculated as ∑ (n of nodules x1, n of abcesses x2, n of draining tunnels x4) *, ** nominal p-values, from MMRM including co-variates: baseline IHS4; Hurley Stage; prior biologic use; visit; treatment and visit-by-treatment interaction Direct evidence of DT changes <Picture of SLK treated tunnel> ▪ Case from ultrasound sub-study ▪ Confirming reduction of tunnel activity and morphology in patients receiving sonelokimab ▪ Reduction of lumen observed, as well as disappearance of neutrophil influx (“pus”) -29.9 -58.8 -45.7 -60 -50 -40 -30 -20 -10 0 0 2 4 6 8 10 12 SLK improves the IHS4, a weighted composite score that quantifies changes in tunnels, nodules and abscesses – indicates that SLK reduces draining tunnels in patients, the most complex inflammatory lesion in HS Weeks PLC SLK 120mg SLK 240mg * ** * p=0.0003 * * p=0.046 Deep dermal tunnel at baseline (before treatment) Week 12 (120mg sonelokimab) Adjusted mean IHS4 score change also significantly different for both arms

Source: © 2023 | Proprietary | MoonLake TXMoonLake Clinical 18 SLK efficiently reduces HS lesions, including draining tunnels -31.7 -58.2 -55.9 -60 -50 -40 -30 -20 -10 0 0 2 4 6 8 10 12 -26.1 -57.7 -37.8 -60 -50 -40 -30 -20 -10 0 0 2 4 6 8 10 12 PLC SLK 120mg SLK 240mg Change in AN counts Percent (%) change, baselined to week 0 Change in DT counts1 Percent (%) change, baselined to week 0 Looking beyond the composite scores, SLK reduces individual lesions at week 12, especially reducing draining tunnels by half Weeks Weeks * ** * p<0.0001 * * p=0.0003 * ** * p=0.0108 * * p=0.3534 *, * * - p values are nominal from MMRM including co-variates: baseline lesion count; Hurley Stage; prior biologic use; visit; treatment and visit-by-treatment interaction 1 In subjects with at least one draining tunnel at baseline

SLK produces **high level of inflammatory remission** already at week 12

MoonLake

Lesion counts as a measure of remission

- **"Inflammatory remission"** best measured by direct counts of relevant lesions that should be "cleared", such as draining tunnels (DT100), and Abcesses and Nodules (AN100)
- **HiSCR measures reduction of AN count**, with no increase in abscess count and no increase in draining tunnels **vs baseline**
- HiSCR100 is therefore **not "clearance"** as even if AN count is down to zero vs baseline, tunnels can be present (even in high number)
- **Confusion** about "HiSCR100" – misleading perception of "clearance" in HS

Patients reaching DT100



Percent (%)
* p=0.023
41.1
23.8
37.5[1]
SLK 120mg
PLC
PLC - SLK 120mg
Week 12
Week 16

Patients reaching AN100



Percent (%)
* p=0.082
14.9
5.9
15.2[1]
SLK 120mg
PLC
PLC - SLK 120mg
Week 12
Week 16

1 Week16 data for PLC arm crossed over to SLK 120mg or 240mg; data not yet formally validated

* Nominal p-value from a Cochran-Mantel-Haenszel test stratified by Hurley Stage and prior biologic use

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX

19

Source: © 2023 | Proprietary | MoonLake TX 17.0 40.0 54.3 0 10 20 30 40 50 60 0 2 4 6 8 10 12 MoonLake Clinical 20 Patient reported outcomes are improved significantly with SLK -1.9 -3.9 -4.4 -5 -4 -3 -2 -1 0 0 4 8 12 PLC SLK 120mg SLK 240mg Weeks † p=0.020 † † p=0.0027 1 Absolute DLQI ≤ 5 response rate was also a secondary endpoint, with SLK 120mg reaching 27% and SLK 240mg reaching 34% at week 12, and placebo reaching 22% (no statistically significant difference). For DLQI improvement ≥ 4 points only patients with baseline DLQI ≥ 4 were included. For PtGA pain NRS30 only patients with baseline NRS ≥ 3 were included. *, * * nominal p-value from a Cochran-Mantel-Haenszel test stratified by Hurley Stage and prior biologic use † , † † p values are nominal from MMRM including co-variates: baseline DLQI; Hurley Stage; prior biologic use; visit; treatment and visit-by-treatment interaction DLQI adjusted mean Score change from baseline, ITT DLQI improvement ≥ 4 points1 Percent (%) responders per arm, ITT-NRI PtGA Pain NRS30 response rates Percent (%) responders per arm, ITT-NRI * 36.7 58.3 64.4 0 10 20 30 40 50 60 70 0 4 8 12 ** * ** * p=0.0172 * * p=0.0027 * p=0.008 * * p=0.0002 Weeks Weeks Important improvements in pain in ~ 50% of patients and in health-related quality of life in ~ 60% of patients † ††

Source: © 2023 | Proprietary | MoonLake TXMoonLake Clinical 21 Safety: no new signals, underlining SLK’s favorable benefit-risk profile Patients with events1, n (%) Placebo (N=68) Sonelokimab 120 mg (N=67) Sonelokimab 240 mg (N=66) Adalimumab (N=33) Any TEAE 45 (66.2) 53 (79.1) 52 (78.8) 27 (81.8) Any SAE 2 (2.9) 2 (3.0) 1 (1.5) 0 (0.0) Any TEAE Leading to Treatment Discontinuation 1 (1.5) 3 (4.5) 0 (0.0) 0 (0.0) Fatal TEAE 0 (0.0) 0 (0.0) 0 (0.0) 0 (0.0) Infections & Infestations Nasopharyngitis 10 (14.7) 10 (14.9) 6 (9.1) 2 (6.1) Upper respiratory tract infections 3 (4.4) 4 (6.0) 7 (10.6) 4 (12.1) Oral Candidiasis 0 4 (6.0) 8 (12.1) 0 Oropharyngeal Candidiasis 0 0 0 0 Oesophageal Candidiasis 0 0 0 0 Vulvovaginal Candidiasis 0 2 (3.0) 0 0 Skin Candidiasis 0 0 1 (1.5) 0 Genital Candidiasis 0 1 (1.5) 0 0 Cardiac disorders Atrial fibrillation 0 0 0 1 (3.0) Cardiac failure chronic 1 (1.5) 0 0 0 Gastrointestinal disorders IBD 0 0 0 0 Diarrhoea 1 (1.5) 1 (1.5) 2 (3.0) 2 (6.1) Main arms Active reference 1 All terms in the table are system organ classes (SOCs) and preferred terms (PTs) as per MEDRA (v26), selected SOCs and PTs are shown All Candida cases were mild to moderate, no case led to treatment withdrawal

Reference arm **validates SLK results**, provides important info for Ph3

MoonLake

Reference arm performance

- A small (n=33) patient arm was run in parallel with the main arms to
  - **Control placebo** responses for HiSCR responses and other endpoints
  - Test adalimumab **in our hands to collect information** for Phase 3 (incl. a potential superiority Ph 3 trial)
- While small and not built for any statistical analysis, **adalimumab seemed to behave as expected** from the 2015 Pioneer trials
- Values (placebo, HiSCRs) **are similar to Pioneer**, which is closest to MIRA from a baseline perspective

Difference in response between SLK and ADA

Percent (%) improvement for each score, between SLK 120mg main arm and ADA 80mg Q2W active reference arm, the ADA active reference arm scores represent the baseline (0)



HiSCR50 (ITT-NRI)
14
HiSCR75 (ITT-NRI)
19
HiSCR90 (ITT-NRI)
22
IHS4 (Mean chg, ITT)
25
AN count (Mean chg, ITT)
22
DT count (Mean chg, ITT)
21
AN100 (ITT-NRI)
25
DT100 (ITT-NRI)
41

Shows how many more % of patients reach the goal with SLK

MLTX will continue collecting data from Part B in HS, as well as the ARGO trial (PsA), to define detailed plan for Phase 3

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX 22

Guidance: What to expect from the second part of the MIRA trial

MoonLake



Placebo-controlled period
Screening
(up to 4 weeks)
Active reference (no H2H)
Placebo/active reference crossover
Safety
follow-up
Group 1
(n=60)
Sonelokimab 240 mg: Weeks 0, 2, 4, 6, 8, then Q4W
Group 2
(n=60)
Sonelokimab 120 mg: Weeks 0, 2, 4, 6, 8, then Q4W
R1
Group 3
(n=60)
Placebo
Sonelokimab 240 mg:
Weeks 12, 14, 16, 18, 20, then Q4W
Sonelokimab 120 mg:
Weeks 12, 14, 16, 18, 20, then Q4W
Group 4
(n=30)
Adalimumab 160 mg Week 0,
then 80 mg Q2W (reference arm)
Sonelokimab 240 mg:
Weeks 12, 14, 16, 18, 20, then Q4W
Week 0
4
8
12
16
20
24
PE: HiSCR75
2° EP
2° EP
Focus of today's
results
Focus of early
Q4 results

24-week results planned for early Q4

- Early unverified data from Week 16 suggests **cross-over of patients from placebo elevates responses** across different end-points – this and its extent will be analyzed in Part B
- Similarly, for the **adalimumab cross-overs,** albeit with a small n (only qualitative information will be collected, especially around TNF-IR due to small n)
- It appears the **responses on the SLK arms are either maintained or improved** at week 16 – this will be analyzed to week 24 in Part B
- Results will be shared either through a presentation like today – as of **early Q4 this year** – or through a conference
- A **peer-reviewed publication** is expected in due course

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX
23

Research & Clinical Summary

A new bar, a new era

The scientific rationale for a unique molecule

- SLK has unique IL-17F and A binding properties, a key inflammation MoA
- SLK has enhanced tissue penetration, reaching where mAbs cannot

What MIRA shows – clinical validation of the Nanobody® concept

- HiSCR75 and HiSCR50 deltas to PLC above all other trials
- Significant effects on the deepest inflammatory lesions, the tunnels
- Impact on what matters to patients: pain, quality of life, drainage
- Favorable safety tolerability profile, as observed previously

Optimal outcome for fast clinical development

- Winning dose regimen and endpoints now known for phase III
- Builds on winning PsO data and de-risks next MLTX trials (incl. PsA)

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX
24

© 2023 | Proprietary | MoonLake TX Moving Forward 25

Setting a new bar in HS

MoonLake

HiSCR75 delta to PLC (Primary endpoint for SLK)

Percent delta for best doses, primary analysis



*p=0.0002
29
31
(week 16)[2]
SLK performs **better than BKZ**, already at week 12
18
16
13
n.d.
n.d.
SLK
BKZ
ADA
POV
UPA
SEC
Key elements
Wk 12
Wk 16
Wk 12
Wk 16
Wk 12
Wk 16
120 mg
320mg
40mg
75mg
30mg
300mg
(NRI)
(mNRI, All-Abx)
(NRI)
(mNRI)
(mNRI)
(mNRI)

HiSCR50 delta to PLC (Primary endpoint for others[1])

Percent delta for best doses, primary analysis



* p<0.0001
38
SLK performs **better than others**, already at HiSCR50
19
24
17
15
11
SLK
BKZ
ADA
POV
UPA
SEC
Wk 12
Wk 16
Wk 12
Wk 16
Wk 12
Wk 16
120 mg
320mg
40mg
75mg
30mg
300mg
(NRI)
(mNRI, All-Abx)
(NRI)
(mNRI)
(mNRI)
(mNRI)

Note: This is a comparison across trials, with inherent limitations. No head-to-head trials. 1 POV used mean AN count reduction as primary endpoint 2 Estimation of HiSCR75 delta to PLC at wk 16 using the avg. response of the 2 crossed-over groups from PLC to SLK doses at wk 12 (PLC plateaus already from week 8) and the wk 16 response for the 120mg arm; PLC, Placebo; SLK, Sonelokimab (MIRA study); BKZ, Bimekizumab (pooled BE HEARD I/II); ADA, Adalimumab (pooled PIONEER I/II); POV, Povorcitinib (NCT04476043); UPA, Upadacitinib (NCT04430855); SEC, Secukinumab (pooled SUNRISE/SUNSHINE)

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX

26

Source: © 2023 | Proprietary | MoonLake TXMoonLake Corporate 27 Beat Scenario: SLK is now a potentially leading asset in HS Primary Analysis HiSCR75 (Delta of best dose to PLC, ppt)1 1 2 + SLK: Monthly Dosing + Higher Primary Endpoint + Favorable safety profile 3 Bimekizumab (Bimzelx®) 17.5 (22.5) ITT-mNRI (All-ABX) (mNRI-HS-ABX) BE HEARD (WEEK 16) Adalimumab (Humira®) ITT-NRI 16 PIONEER (WEEK 12) Secukinumab (Cosentyx®) ITT-mNRI - SUN x Note: Data is not based on Head-to-Head comparisons. 1 HiSCR75 response for best dose and placebo, respectively: Bimekizumab, 40% and 18% (Be Heard I), 39% and 16% (Be Heard II); Adalimumab, 25% and 14% (Pioneer I), 35% and 14% (Pioneer II); Secukinumab, no hiSCR75 responses available 4 Sonelokimab (SLK) ITT-NRI 29 MIRA (WEEK 12)

The HS biologics market to be USD 10bn+ in the US alone

MoonLake

US HS Biologics Market estimation



2035
$10.1bn
2022
$1.6bn

Key drivers

Overall HS True Prevalence	2.1%	2.1%	*(can be up to 4%, esp. in the US)*
Proportion with Mod-to-Severe disease	~55%	~55%	*(as per literature[1])*
Proportion of Mod-to-Severe with HS Diagnosis	~7%	~19%	*(growth as per current US claims)*
Biologics Use	~7%	~13%	*(as psoriasis over the last 12 years)*

1 For example, 'Hurley III Hidradenitis Suppurativa Has an Aggressive Disease Course', Annika et al., Dermatology 2018, doi: 10.1159/000491547

Source: MoonLake Corporate, DRG/Clarivate, academic journals, CBO

© 2023 | Proprietary | MoonLake TX 28

Differentiation: SLK combines properties like no other asset

MoonLake

A winning MoA…

- **Highest efficacy**

  *IL-17A & F inhibition showed **highest & most durable responses** (BKZ & SLK)*

- **Safer inhibition**

  ***Long history of consistent safety** for IL-17, where Candida ("thrush") is most complicated adverse event – vs. TB, cancer, infections, CV events, death… (with TNFa or JAK1)*

- **Only 2 molecules**

  SLK & BKZ – top 2 typically get 2/3 of indication bio sales (avg. $4bn+)[1]

… and a differentiated molecule

- **Elevated Efficacy**

  SLK shows highest performance at elevated treatment goals, HiSCR75 (or PASI100), as well as additional key outcomes for patients

- **Higher goals**

  *Highest primary clinical endpoint with **HiSCR75**, with comparisons to gold-standard Humira® (or Cosentyx® on PASI100)*

- **Improved convenience**

  *Candida ("thrush") at **lower rates** vs BKZ and **monthly injections** vs. biweekly BKZ (in HS)*

1 Based on analysis of 2023 sales of 11 indications (PsO, RA, Asthma, AD, AxSpA, CU, SLE, PsA, COPD, CD, UC) – 2030 ranges are even higher

Source: DRG, MoonLake Corporate

© 2023 | Proprietary | MoonLake TX
29

Size matters: IL-17A & F is the most attractive MoA in deep inflammation

MoonLake

Multiple stimuli induce subsets of immune cells to produce IL-17A and F

Different cell types preferentially produce IL-17 A and/or F

IL-17A and F as "bottleneck" in deep pathology

IL-17A and F induce multiple pro-inflammatory effectors, e.g. activation of keratinocytes



IL-23
IL-1a
IL-1b
IL-18
IL-6
TGFb
TCR activation
TNFa
IL-12
C5a
differential activation
Adaptive T cells
Th, Tc cells
Innate lymphocytes
gdTcells, ILC3, MAIT
Neutrophils
differential production
IL-17A
IL-17F
IL-19
IL-36
CXCL1
CXCL8
CCL20
Failed clinical trials

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX

30

SLK rapidly becoming a leading asset across inflammation

MoonLake

	Trial	Patients (n)	Leading MoA	SLK leading asset
HS	Phase 2b (MIRA)	234	IL-17A & F TNF	✓ **Highest** ever primary endpoint (HiSCR75), **largest** delta to placebo at HiSCR75 and 50
PsO	Phase 2b	313	IL-17A & F IL-23	✓ **Largest** delta vs market leader Cosentyx™ at PASI100, compared to BKZ, IL-23, etc.
PsA	Phase 2b (ARGO)	200+	IL-17A & F TNF	○ IL-17A & F inhibition shows **best** ACR/PASI data incl. TNF-IR pts
Other Rheum & Derm	TBA	TBA	IL-17A & F Other	○ IL-17A & F inhibition **best** data in AS, nr-AxSpA, enthesitis…

PsA primary endpoint data for SLK expected to be announced in the coming months

Source: MoonLake Corporate

© 2023 | Proprietary | MoonLake TX 31

There are MANY opportunities for SLK



Addressable
Market Size
USD bn
150+
28
43
BC
Auto
AIH
SC
PBC
GvHD
GBS
NSCLC
Rheum
PM
SLE
DM
LN
GCA
SSc
Takayasu
Behcet's
NIU
JIA (RF-)
GC
RCC
A-HCC
MIR
HS
PsA
AS
Nr-axSpA
Plaque PsO
Plaque Plus PsO
Derm
PPP
GPP
Pityriasis (PRP)
Pyoderma (PG)
OC
RA
UC
CD
COPD
MLTX Core indications
Other Adjacent indications
Other indications (Onco, CV)
Excluded indications

Source: MoonLake Corporate

© 2023 | Proprietary | MoonLake TX
32

SLK a potential leading drug in Type 3 diseases

MoonLake

Inflammatory Pathway	Other	Type 1	Type 2	Type 3
		E.g., Prometheus' aTL1A	E.g., Dupixent	E.g., Sonelokimab
Primary immune cells[1,2]	B cell	Macrophage; Th1, ILC1, NK	Th2 cell, ILC2, Mast cell; T_{fh}, Basophil, Eosinophil	Neutrophil; Th17, Th22, ILC3
Key cytokines[1-3]	IL-1, IL-36	IFNγ, TNF, IL-6, IL-12, IL-2	IL-4, IL-5, IL-13, IL-31	IL-17, IL-22, IL-23
Diseases related to dysregulated immunity *(examples)*[4,6]	B cell dominated: **Pemphigus, ITP**; Autoinflammatory: CAPS, DIRA	**SLE**, **Rheumatoid** Arthritis, CED	Atopic dermatitis, Allergic asthma, CRSwNP, Eosinophilic esophagitis, Food allergy, **BP**	PsO, PsA, HS, NR & R Ax-SpA, GPP, PPP, PG, GCA, SSc, Myositis, AIH, Cholangitis, Glomerulosis, A-HCC etc.

Note: Simplified depiction based on key published information, not meant to be exhaustive in nature. AD, atopic dermatitis; IFNγ, interferon gamma; IL, interleukin; ILC, innate lymphoid cell; NK, natural killer; Tfh, follicular helper; Th, T helper.

1 Kaiko GE, et al. *Immunology*. 2008;123:326-338 2 Eyerich K, Eyerich S. *J Eur Acad Dermatol Venereol*. 2018;32:692-703 3 Raphael I, et al. Cytokine. 2015;74:5-17 4 Nakayama T, et al. *Annu Rev Immunol*. 2017;35:53-84 5 Coates LC, et al. *Semin Arthritis Rheum*. 2016;46:291-304 6 Gandhi NA, et al. *Expert Rev Clin Immunol*. 2017;13(5):425-437.

Source: MoonLake Corporate

© 2023 | Proprietary | MoonLake TX

33

Our time: Important anticipated catalysts in the short-term

MoonLake



Q2 2023
Q3 2023
Q4 2023
Q1 2024
Rest of 2024 +
MoonLake
Today
HS
Jun-23: Ph2b 1ry End-point (12 wk) readout
HS
Q4 2023: HS Ph2b 24-week read out
HS
Q2-24: Initiate Ph3 trials
PsA
23YE: PsA Ph2b 1ry End-point (12 wk) readout
PsA
Q1/Q2-24: PsA Ph2b 24-week readout
PsA
Q4-24: Initiate Ph3 trials
PsO
Ph3 ready (2022)

Additional views

- Thus far, all MLTX trials delivered **on or ahead** of schedule
- All planned MLTX trials are **pivotal designs**
- Expect **multiple Ph3 options** at end of 2023 (excl. "direct to Ph3")
- Cosentyx® launched in Europe – market sizing as ours and expected to drive **market formation**
- BKZ launches depending on **FDA approval PSO and sBLA filing**

Source: MoonLake Corporate

© 2023 | Proprietary | MoonLake TX 34

Source: © 2023 | Proprietary | MoonLake TXMoonLake Finance 35 MLTX operates from a position of strength June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 92.7 83.5 72.1 63.1 June 30, 2023 (projected) 63.6 -9.2 -11.31 -9.11 +0.5 Discipline – Cash burn demonstrating cost-efficient set up and focus of MLTX Strength – Runway until the end of 2024, i.e. HS readout +18 months, covering: − Completion of ongoing Ph2 programs in HS and PsA − Preparation of Ph3s, End-of-Phase 2 meetings, etc. − All other base spend Optionality – MLTX controls path forward to raise for its Phase 3 programs along several catalysts 1 Differences may not add up due to rounding Cash, cash equivalents & short-term marketable securities USD M

MLTX becomes a leader in I&I

MoonLake

- **Best in class** – SLK is a unique molecule among all "next gen IL-17s", as now shown in HS and PsO
- **Rarefied air** – only two molecules can inhibit all IL-17 pro-inflammatory dimers, only SLK combines that MoA with unique molecular characteristics
- **MLTX = Robust trials** – comparing apples-to-apples is critical, esp. in diseases like HS, PsA, PsO & others, and only pivotal-like designs provide differentiating insight
- **Multi Bn drug** – SLK may impact very large markets that are growing fast now, with potential over $70bn, as a leading asset in Type 3 inflammation
- **Our year** –MLTX has all key readouts among "next gen IL-17s" to end of 2023, and operates from a position of financial stability and strength

Source: MoonLake Corporate

© 2023 | Proprietary | MoonLake TX
36

© 2023 | Proprietary | MoonLake TX Q&A 37

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